Exhibit 10.1

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of August 12, 2005, among THOMAS & BETTS CORPORATION, a Tennessee corporation (the “Borrower”), the Lenders (as defined in the hereinafter defined Credit Agreement) party hereto, and WACHOVIA BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors (as defined therein) party thereto, the Lenders and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement dated as of June 14, 2005 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders release Thomas & Betts International, Inc., a Delaware corporation, Augat Europe, Inc., a Delaware corporation, Thomas & Betts Europe, Inc., a Delaware corporation, Thomas & Betts Caribe Inc., a Delaware corporation, TB Acquisition Corp., a Delaware corporation, Thomas & Betts Mexico, L.L.C., a Delaware limited liability company and Dutch L.P., Inc., a Delaware corporation (collectively, the “Released Guarantors”) from their obligations with respect to their Guaranties under the Credit Agreement (the “Release”), and the Administrative Agent and the Lenders have agreed to the Release on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that all capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, and further agree as follows:

1. Amendments to Credit Agreement and Other Loan Documents. Subject to the fulfillment of the conditions precedent to the effectiveness of this Amendment which are set forth below, the Credit Agreement and the other Loan Documents shall be amended as follows:

(a) Section 1.1 of the Credit Agreement, Definitions, is hereby amended and modified by (i) deleting the definition of “Borrower Parties” in its entirety and (ii) inserting the following definition of “Domestic T&B Companies” in alphabetical order:

“Domestic T&B Companies” shall mean, collectively, the Borrower and the Domestic Subsidiaries; and “Domestic T&B Company” shall mean any one of the foregoing Domestic T&B Companies. Notwithstanding anything to the contrary contained in this Agreement, the Domestic T&B Companies shall not include any Foreign Subsidiaries.

(b) Section 1.1 of the Credit Agreement, Definitions, is hereby further amended and modified by inserting the following definition of “Consolidated Net Worth” in alphabetical order:

“Consolidated Net Worth” shall mean, as of any date of determination, for the Borrower and its Consolidated Subsidiaries, on a consolidated basis, the sum of (a) common stock, (b) additional paid in capital, and (c) retained earnings, in each case as of such date.

(c) Section 1.1 of the Credit Agreement, Definitions, is hereby further amended and modified by deleting the definitions of “Excess Funding Guarantor” and “Guarantors” in their entirety.

(d) Section 1.1 of the Credit Agreement, Definitions, is hereby further amended and modified by deleting the last sentence (“All references in this Agreement to “this Guaranty” shall be to the Guaranty provided for pursuant to the terms of Article 3.”) from the definition of “Guaranty”.

(e) Section 1.1 of the Credit Agreement, Definitions, is hereby further amended and modified by (i) deleting the definition of “Guaranty Supplements” and (ii) deleting the reference to “all Guaranty Supplements,” from the definition of “Loan Documents”.

(f) Section 1.1 of the Credit Agreement, Definitions, is hereby further amended and modified by amending and restating the definition of “Negative Pledge Agreement” as follows

“Negative Pledge Agreement” shall mean that certain Negative Pledge Agreement dated as of August 12, 2005, among the Domestic Subsidiaries, the Foreign Subsidiaries and the Administrative Agent for the benefit of the Lender Group, in form and substance satisfactory to the Administrative Agent.

(g) Section 1.1 of the Credit Agreement, Definitions, is hereby further amended and modified by (i) deleting “the Borrower Parties” from clause (a) of the definition of “Obligations” and substituting “the Borrower” in lieu thereof, and (ii) deleting “any Borrower Party” from clause (b) of such definition and substituting “the Borrower” in lieu thereof.

(h) Section 1.1 of the Credit Agreement, Definitions, is hereby further amended and modified by amending and restating subsection (l) of the definition of “Permitted Liens” as follows:

(l) Other Liens on assets of the Borrower and its Subsidiaries so long as the sum of (i) the aggregate principal amount of Indebtedness of the Borrower and its Subsidiaries that is secured by a Lien on the assets of the Borrower and its Subsidiaries, plus (ii) the aggregate principal amount of unsecured Indebtedness of the Domestic Subsidiaries (other than any Indebtedness permitted under Section 8.1(f)), shall not at any time exceed twenty percent (20%) of Consolidated Net Worth determined as of the last day of the fiscal quarter most recently ended.

(i) Section 2.14 of the Credit Agreement, Letters of Credit, is hereby amended and modified by deleting the phrase “or any Guarantor’s” from subsection (i) thereof.

(j) Article 3 of the Credit Agreement, Guaranty, is hereby amended and modified by deleting the text thereof in its entirety and by substituting “[Intentionally Omitted]” in lieu thereof.

(k) Section 6.13 of the Credit Agreement, Formation of Subsidiaries, is hereby amended and restated in its entirety as follows:

Section 6.13 Formation of Subsidiaries. At the time of the formation of any direct or indirect wholly-owned Subsidiary of the Borrower or the Acquisition of any direct or indirect wholly-owned Subsidiary of the Borrower after the Agreement Date, the Borrower shall confirm, or cause such new Subsidiary to confirm, in writing such Subsidiary’s agreement with the terms of the Negative Pledge Agreement.

(l) Section 7.3 of the Credit Agreement, Compliance Certificates, is hereby modified and amended by amending and restating subsection (a) thereof as follows:

(a) Setting forth as at the end of such quarter or year, as the case may be, (i) the arithmetical calculations required to establish whether or not the Borrower was in compliance with the requirements of the Financial Covenants being tested as at the end of such quarter or year, as applicable, and (ii) the calculation of Consolidated Net Worth as at the end of such quarter or year, as applicable;

(m) Section 8.1 of the Credit Agreement, Indebtedness, is hereby amended and modified by amending and restating subsection (e) thereof as follow:

(e) Other Indebtedness of the Domestic T&B Companies so long as, prior to and after giving effect thereto, the Domestic T&B Companies are otherwise in compliance with the terms of this Agreement; provided, however, notwithstanding the foregoing, the sum of (i) the aggregate principal amount of Indebtedness of the Borrower and its Subsidiaries that is secured by a Lien on the assets of the Borrower and its Subsidiaries, plus (ii) the aggregate principal amount of all unsecured Indebtedness of the Domestic Subsidiaries (other than any Indebtedness permitted under Section 8.1(f)) shall not at any time exceed twenty percent (20%) of Consolidated Net Worth; and

(f) Unsecured Indebtedness of any Person at the time such Person becomes a Domestic Subsidiary of the Borrower or at the time such Person is merged or consolidated with or into the Borrower or one of its Domestic Subsidiaries, as applicable, and in any such case only to the extent that such Indebtedness was not created in contemplation of such event and so long as, prior to and after giving effect to such event, the Domestic T&B Companies are otherwise in compliance with the terms of this Agreement.

(n) Section 11.12 of the Credit Agreement, Amendments and Waivers, is hereby amended and modified by (i) inserting the word “and” immediately before clause (iv) of subsection (a) thereof and (ii) deleting “and (v) the consent of the Guarantors and the Majority Lenders shall be required for any amendment to Article 3” from such subsection (a).

(o) Section 11.17 of the Credit Agreement, Revival and Reinstatement of Obligations, is hereby amended and modified by deleting the phrases “or any Guarantor” and “or such Guarantor, as applicable,” therefrom.

(p) Except as otherwise specifically provided above, the Credit Agreement and each of the other Loan Documents are hereby amended and modified by (i) deleting each reference therein to “Borrower Parties” and substituting “Domestic T&B Companies” in lieu thereof and (ii) deleting each reference therein to “Borrower Party” and substituting “Domestic T&B Company” in lieu thereof. In addition to the foregoing, from and after the effective date of this Amendment, the Credit Agreement and each of the other Loan Documents shall be deemed to have been amended to the extent necessary to delete each reference to a “Guarantor” or to the “Guarantors” contained therein and to confirm that each such reference shall have no further force or effect.

2. Release. The Administrative Agent and each Lender hereby releases and discharges each Released Guarantor from their obligations arising in respect of their Guaranty of the Obligations of the Borrower under the Credit Agreement and the other Loan Documents.

3. No Further Amendment, Waiver or Release. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided above, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments and releases expressly set forth above and delivered in connection herewith, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and the Borrower hereby ratifies and confirms its obligations thereunder. This Amendment shall not constitute a modification of the Credit Agreement or a course of dealing with the Administrative Agent or the Lenders at variance with the Credit Agreement such as to require further notice by the Administrative Agent or the Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future. The Borrower acknowledges and expressly agrees that the Administrative Agent and the Lenders reserve the right to, and do in fact, require strict compliance with all terms and provisions of the Credit Agreement and the other Loan Documents, as amended herein. The Borrower has no knowledge of any challenge to the Administrative Agent’s or any Lender’s claims arising under the Loan Documents, or to the effectiveness of the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations.

4. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received (a) counterparts of this Amendment duly executed by the Borrower, the Administrative Agent and each of the Lenders, and (b) a duly executed Negative Pledge Agreement executed by each of the Domestic Subsidiaries and each of the Foreign Subsidiaries.

5. Representations and Warranties of the Borrower. The Borrower represents and warrants as follows:

(a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Tennessee;

(b) The execution, delivery and performance by the Borrower of this Amendment and the Loan Documents, as amended hereby, are within the Borrower’s corporate powers, have been duly authorized by all necessary corporate action and do not contravene (i) the Borrower’s organizational documents, (ii) law; or (iii) or any contractual restriction binding on or affecting the Borrower;

(c) This Amendment has been duly executed and delivered by the Borrower;

(d) This Amendment and each of the other Loan Documents, as amended hereby, constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, provided that the enforceability hereof and thereof is subject in each case to general principles of equity and to bankruptcy, insolvency and similar laws affecting the enforcement of creditors’ rights generally;

(e) As of the date hereof, all representations and warranties of the Borrowers set forth in the Credit Agreement and the other Loan Documents are true, correct and complete in all material respects; and

(f) No Default or Event of Default has occurred and is continuing as of this date under the Credit Agreement as amended by this Amendment.

6. Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

7. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all reasonable costs and expenses in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder.

8. Section Titles. The section titles contained in this Amendment are included for the sake of convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the parties.

9. Entire Agreement. This Amendment and the other Loan Documents constitute the entire agreement and understanding between the parties hereto with respect to the transactions contemplated hereby and thereby and supersede all prior negotiations, understandings and agreements between such parties with respect to such transactions

10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

11. Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.

12. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Any signatures delivered by a party by facsimile transmission or by e-mail transmission of an adobe file format document (also known as a PDF file) shall be deemed an original signature hereto.

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BORROWER: THOMAS & BETTS CORPORATION,

a Tennessee corporation

By:/s/ Thomas C. Oviatt
Name: Thomas C. Oviatt
Title: Vice President and Treasurer

LENDERS: WACHOVIA BANK, NATIONAL

ASSOCIATION, as Administrative Agent and as a Lender

By: /s/ David K. Hall

Name: David K. Hall
Title: Director

BANK OF AMERICA, N.A., as a Lender

By: /s/ Jack Williams

Name: Jack Williams
Title: Senior Vice President

REGIONS BANK, as a Lender

By: /s/ Corey Burgess

Name: Corey Burgess
Title: Vice President

CIBC INC., as a Lender

By: /s/ Dominic J. Sorresso

Name: Dominic J. Sorresso
Title: Executive Director

THE NORTHERN TRUST COMPANY,

as a Lender

By: /s/ T.E. Bernhardt

Name: T.E. Bernhardt
Title: Vice President

KBC BANK N.V., as a Lender

By: /s/ Jean-Pierre Diels

Name: Jean-Pierre Diels
Title: First Vice President

By: /s/ Eric Raskin

Name: Eric Raskin
Title: Vice President

SUNTRUST BANK, as a Lender

By: /s/ Bryan W. Ford

Name: Bryan W. Ford
Title: Director

LASALLE BANK NATIONAL

ASSOCIATION, as a Lender

By: /s/ W.P. Fischer

Name: W.P. Fischer
Title: Senior Vice President

ACKNOWLEDGED AND
AGREED:

THOMAS & BETTS INTERNATIONAL, INC.,

a Delaware corporation

By: /s/ W. David Smith, Jr.

Name: W. David Smith, Jr.
Title: Secretary

AUGAT EUROPE, INC.,

a Delaware corporation

By: /s/ W. David Smith, Jr.

Name: W. David Smith, Jr.
Title: Secretary

THOMAS & BETTS EUROPE, INC.,

a Delaware corporation

By: /s/ W. David Smith, Jr.

Name: W. David Smith, Jr.
Title: Secretary

THOMAS & BETTS CARIBE INC.,

a Delaware corporation

By: /s/ W. David Smith, Jr.

Name: W. David Smith, Jr.
Title: Secretary

TB ACQUISITION CORP.,

a Delaware corporation

By: /s/ W. David Smith, Jr.

Name: W. David Smith, Jr.
Title: Secretary

THOMAS & BETTS MEXICO, L.L.C.,

a Delaware limited liability company

By: /s/ W. David Smith, Jr.

Name: W. David Smith, Jr.
Title: Secretary of Thomas & Betts

International, Inc.- Sole Member

DUTCH L.P., INC.,

a Delaware corporation

By: /s/ W. David Smith, Jr.

Name: W. David Smith, Jr.
Title: Secretary